Exhibit 10.38

CONFIDENTIAL TREATMENT

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

SETTLEMENT AND PATENT LICENSE AGREEMENT

This Settlement and Patent License Agreement (“Agreement”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below), Motorola, Inc., a Delaware corporation (hereinafter referred to as “Motorola” and more fully defined below), and Digeo, Inc., a Delaware corporation (hereinafter referred to as “Digeo” and more fully defined below) by and through their duly authorized representatives.  This Agreement is intended to finally and completely dispose of the lawsuit and all related claims as to these parties as more fully described herein.

RECITALS

WHEREAS, Forgent, Motorola, Digeo, and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled Forgent Networks, Inc. v. EchoStar Communications Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

WHEREAS Motorola and Digeo provide software and hardware that are used in products accused of infringement in the Lawsuit [***]; and

WHEREAS Forgent, Motorola, and Digeo now desire to settle the Lawsuit, including all causes of action between Forgent, Motorola, and Digeo;

NOW, THEREFORE, Forgent, Motorola, and Digeo (as well as their Affiliates as defined below), after carefully reviewing this Agreement and in exchange for the dismissal, releases and licenses provided herein, for the monetary consideration provided herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

1.             DEFINITIONS

1.1           “Motorola” as used herein means Motorola, Inc., a Delaware corporation with its principal office located at 1303 Algonquin Road, Schaumburg, Illinois 60196 and all its Affiliates [***].

1.2           “Digeo” as used herein means Digeo, Inc., a Delaware corporation with its principal office located at 8815 122nd Avenue NE, Kirkland, Washington, 98033, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with Motorola or Digeo.  The phrase

“controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           “Change of Control” means the acquisition of at least fifty percent (50%) of the outstanding voting power of a party to this Agreement by another person or entity by means of any transaction or series of related transaction including, without limitation, any reorganization, merger, consolidation or tender offer, except where such party’s shareholders of record as constituted immediately prior to such transaction will, immediately after such transaction together hold at least fifty percent (50%) of the outstanding voting power of the surviving or acquired person or entity in such transaction.

1.5           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.6           The “Licensed Patents” as used herein means U.S. Patent No. 6,285,746, issued September 4, 2001, and all Related Patents.

1.7           The term “Parties” or “Party” means the signatories to this Agreement (Forgent, Motorola, and Digeo) both jointly and individually.

1.8           The term “Related Patents” as used herein means all counterpart patents and patent applications (whether U.S. or foreign), all parent applications, all divisions, continuations, continuations-in-part, additions, substitutions, registrations, reissues, reexaminations or extensions of any kind with respect to United States Patent No. 6,285,746, any patents or patent applications claiming priority from any of the foregoing, any other patents owned or acquired by Forgent relating to video recording devices, and patents owned or acquired by Forgent within five years of the Effective Date.

1.9           The term “Motorola or Digeo Product” as used herein means any product or products (including, without limitation, software, systems and services) [***].  [***]

1.10         As used herein, the term “Infringe” or “Infringement” or “Infringing” shall include both direct and indirect infringement, literal infringement, and infringement under the Doctrine of Equivalents.

2.             RELEASES

2.1           Forgent releases Motorola and Digeo.  Forgent releases and discharges Motorola and Digeo, their Affiliates, their agents, representatives, customers, suppliers, distributors, dealers, including but not limited to their service providers (including but not limited to the service providers that are named parties in the Lawsuit) and end users of Motorola or Digeo Products from all claims of patent infringement arising from the Licensed Patents with respect to any Motorola or Digeo Product that were or could have been rightfully brought against Motorola, Digeo, their Affiliates, and/or their customers by Forgent occurring prior to the Effective Date of this Agreement, including but not limited to any and all patent claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), patent suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           Motorola and Digeo release Forgent.  Motorola and Digeo release and discharge Forgent, its affiliates, agents, representatives, customers, suppliers, distributors, and dealers from (i) all claims regarding the Lawsuit, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation that were or could have been brought against Forgent by Motorola or Digeo in the Lawsuit occurring prior to the Effective Date of this Agreement and (ii) all claims of patent infringement with respect to a Forgent Product (as defined in Section 3.3. below) occurring prior to the Effective Date of this Agreement

2.3           Other [***] Lawsuit Parties.  Attached as Exhibits B-F are Release Agreements to be signed by the [***].  Forgent and [***] shall sign the Release Agreement for [***] upon execution of this Agreement.  Upon the condition that a license agreement is entered into between Forgent Networks, Inc. and [***], Forgent shall sign the Release Agreements for the remaining [***].  Motorola and Digeo are responsible for obtaining authorization and signatures from these defendants.  It is understood by the parties to this Agreement that a [***] will not be dismissed in the Lawsuit as described in Section 4.1 below until a Release Agreement is executed by such [***].  Notwithstanding Motorola’s and Digeo’s responsibilities under this Section, if any one, some or all of the [***] do not execute a Release Agreement, this Agreement will be effective with respect to Forgent, Motorola and Digeo.

3.             LICENSE GRANT

3.1           Grant. Forgent grants Motorola and Digeo and their respective Affiliates a lump sum, fully paid-up, irrevocable, non-exclusive, worldwide, perpetual license under the Licensed Patents to make, have made (either directly or indirectly), use, sell, offer for sale, import, distribute, export, lease, or offer for lease, Motorola or Digeo Products which would otherwise Infringe the Licensed Patents. The license shall include the right of third parties to use, sell, lease, import and export, and offer to sell any Motorola or Digeo Products.  The right to indirectly have made includes the right of a third party manufacturer of a Motorola or Digeo Product to have that product made by another.

3.2           Full Force and Effect.  The license provided under this Agreement shall remain in full force and effect regardless of any subsequent transfer of rights in or to the Licensed Patents by Forgent including, without limitation, assignment, license, sale, gift, or bequest.

3.3           Covenants Not To Sue.  Forgent covenants not to sue Motorola, Digeo and/or their Affiliates for any business or activity for Infringement of the Licensed

Patents with respect to any Motorola or Digeo Product. Forgent further covenants not to sue any third party for any action in which (1) Motorola or Digeo would otherwise be liable as a direct or indirect infringer of the Licensed Patent but for this Agreement or (2) in which the activity alleged by Forgent to be Infringing involves the third party’s use of a Motorola or Digeo Product.   In addition to the foregoing, for a period of five years from the Effective Date, (i) Forgent covenants not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) Motorola or Digeo for patent infringement; and no liability shall accrue against Motorola or Digeo during the five year period and (ii) Motorola and Digeo each covenant not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) Forgent for patent infringement and no liability shall accrue against Forgent during the five year period.  [***]  Subject to the above restrictions of the Motorola and Digeo patents that are subject to a covenant not to sue, Motorola and Digeo each further covenant not to sue any third party for any action in which (1) Forgent would otherwise be liable as a direct or indirect infringer of a patent for a Forgent Product but for this Agreement or (2) in which the activity alleged by Motorola or Digeo to be Infringing involves the third party’s use of a Forgent Product.  As used in this Section 3.3, a “Forgent Product” is defined as a product currently being offered by Forgent or in development by Forgent as of the Effective Date and subsequent versions of such products that are materially similar in features and functions to such Forgent Products; such features and functions may be reasonably updated to maintain compatibility with then-current technologies.

The covenants not to sue of this paragraph do not apply to any breach of this Agreement.

3.4           Termination.  The term of the license provided under this Agreement shall run from the Effective Date of this Agreement to the last expiration date of patents falling under the definition of “Licensed Patents.”

3.5           No Right To Sublicense/Cross-License, Assign or Transfer.  The releases, licenses, and covenants not to sue provided under this Agreement do not include the right to cross-license and/or sublicense, assign or transfer, except that (i) Motorola and Digeo shall have the right to assign and/or transfer their respective rights and obligations under this Agreement to any entity which acquires all or substantially all of a Motorola or Digeo business or assets related to Motorola or Digeo Products to which a license would be granted under Section 3.1, (ii) Motorola and Digeo shall have the right to sublicense their respective rights to divested business units of their respective companies (“Divested Company”), (iii) Motorola and Digeo shall have the right to sublicense their respective rights to acquired entities with respect to the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent , (iv) Motorola and Digeo shall have the right to assign and/or transfer their respective rights and obligations under this Agreement to any entity resulting from the merger of Motorola or Digeo with any other entity, and (v) a Divested Company may assign and/or transfer its respective rights to an entity subsequently acquiring all or substantially all of the business or assets of the Divested Company or which merges with the Divested Company.  Notwithstanding the foregoing, with respect to subsections (i), (iv) and (v) above, any assignment of this Agreement applies only to those Motorola or Digeo Products that were licensed as of the merger or acquisition closing date and subsequent versions of such products that are materially similar in features and functions to such Motorola or Digeo Products; such features and functions may be reasonably updated to maintain compatibility with then-current technologies.  Notwithstanding the foregoing, with respect to subsection (iii) above, if Motorola or Digeo acquires an entity that is subject to any patent infringement claims by Forgent other than the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent, and if Forgent asserts the claim against the acquired entity or Motorola or Digeo, then Motorola and Digeo may independently terminate the covenants not to sue rights granted to Forgent in Section 3.3 above and, notwithstanding Section 4.5, Motorola and Digeo may initiate any proceeding in the United States Patent and Trademark Office in response to Forgent’s asserted patent claim against the acquired entity.

3.6           Corporate Change.  The covenants not to sue granted by Motorola and Digeo to Forgent are personal and will not be assignable or transferable in the event of a Change of Control of Forgent (whether by operation of law or otherwise).  If Forgent undergoes a Change of Control, all rights in the covenants not to sue granted by Motorola and Digeo will automatically terminate.  In no event will the rights in the covenants not to sue granted by Motorola or Digeo extend to any other person or entity involved in such Change of Control, without the prior written consent of Motorola or Digeo with respect to the covenant granted by it, which consent may be withheld in its sole and absolute discretion.  Notwithstanding anything to the contrary in this Section, in the event of a Change of Control of Forgent, Motorola and Digeo covenant not to sue the person or entity involved in such Change of Control as to Forgent Products (as defined in Section 3.3).

3.7           Responsibilities of Assignees of the Licensed Patents.  In the event that Forgent transfers or assigns ownership and/or control of any patent that is subject to this Agreement, such transfer or assignment shall not become effective unless and until the transferee party agrees, in writing, to be bound by this Agreement and to accept Forgent’s rights and obligations with respect to any transferred patents.  Such written agreement shall include an acknowledgement by the transferee that it shall be bound by the covenant not to sue in Section 3.3.  Forgent shall provide a copy of all such written agreements by transferees to Motorola and Digeo.

4.             DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss with Prejudice in the form attached as Exhibit A, dismissing all Forgent’s claims against Motorola and Digeo and all Motorola and Digeo’s claims against Forgent, and all Forgent’s claims against [***] any other party in the Lawsuit accused of infringement due to using, leasing, and/or selling Motorola or Digeo Products and, if a license agreement is entered into between Forgent Networks, Inc. and [***], a dismissal of all Forgent claims against [***].

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Agreement no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Agreement nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           [***]

5.             PAYMENT

5.1           [***]

6.             REPRESENTATIONS AND WARRANTIES

6.1           Forgent’s Sole Right and Authority.  Forgent represents and warrants that it owns the Licensed Patents and any other patents and patent applications with respect to which licenses, releases or covenants are granted hereunder, and has the sole right and exclusive authority to grant the licenses, releases and/or covenants set forth in this Agreement.  Forgent further warrants that (i) no ownership interest in the Licensed Patents is held by any third party, (ii) the Licensed Patents are not subject to any encumbrance, lien or claim of ownership by any third party (with the exception of agreements with Forgent’s counsel), and (iii) no other royalties are required to obtain a license.  Forgent further represents and warrants that it has the right to enter into this Agreement on behalf of itself and any affiliate.  Forgent does not warrant the validity or enforceability of the Licensed Patents.  This Agreement shall be fully enforceable even if any Licensed Patent (or any claim thereof) is subsequently cancelled or invalidated in reexamination or litigation.

6.2           Complete Satisfaction.  Forgent warrants that the Payment in accordance with this Agreement is in complete satisfaction of this Agreement, jointly and individually.

6.3           Sole Owner of Claims.  Each Party represents and warrants to each of the other Parties that:  (i) it is the sole owner of the claims or causes of action released in this Agreement and has not previously assigned or transferred, or purported to assign or transfer, any interest in such claims or causes of action to any other person or entity (with the exception of agreements with Forgent’s counsel); (ii) that it is not in a disparate bargaining position with respect to the negotiation of this Agreement; (iii) that it has full authority to enter into this Agreement and is competent to do so; and (iv) that this Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms.

6.4           Motorola’s Sole Right and Authority.  Motorola represents and warrants that it has the right to enter into this Agreement on behalf of Motorola, Inc. and any Affiliates of Motorola.

6.5           Digeo’s Sole Right and Authority.  Digeo represents and warrants that it has the right to enter into this Agreement on behalf of Digeo, Inc. and any Affiliates of Digeo.

6.6           Signature Authority.  The persons signing this Agreement each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

6.7           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this agreement, even if the Party has been advised of the possibility of such damages or losses.

7.             CONFIDENTIALITY

7.1           Confidentiality.  Except for disclosure:

(a) pursuant to an order or subpoena of a court or governmental agency;

(b) to persons with a “need to know” respecting corporate, financial, legal and contract matters, including insurers, lenders, investment bankers, auditors and contracting partners, who also agree to treat such information as confidential; or

(c) as may otherwise be required by law or regulation (as determined by each Party in good faith), including the public reporting requirements of the NASDAQ Stock Exchange, United States Securities and Exchange Commission, or other oversight or regulatory authorities (subject to the Parties attempting in good faith to maintain confidentiality as much as reasonably possible and such confidentiality shall not be substantively less than what is provided with respect to any settlement agreement between Forgent and [***], in all cases consistent with all legal and regulatory obligations), the parties agree to keep the contents of this Agreement confidential.  In the event that production of this Agreement is responsive to a discovery request received by a party in connection with other litigation, this Agreement may be produced only if there is a Protective Order that limits disclosure of the Agreement to outside counsel only and the Agreement is properly designated under the provisions of the applicable Protective Order. The body of an initial Form 8-K with respect to this Agreement made by Forgent shall be substantially similar to Exhibit G unless Forgent believes, in good faith, that law or regulation requires more.

The Parties may freely inform any third party of the fact that the Lawsuit has settled and that Motorola, Digeo, and their customers are licensed under the Licensed Patents, but otherwise the terms of this Agreement are confidential (subject to the above exceptions).

7.2           Notwithstanding anything to the contrary in this Agreement, the [***] may be provided with the terms of this agreement as long the [***] agree to be bound by the confidentiality provisions of Section 7.1.

8.             OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

8.1           Successors and Assigns.  Subject to the exceptions stated in Sections 3.5, 3.6 and 3.7, this Agreement shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

8.2           Excluded Entities.

(a) Notwithstanding anything to the contrary in any other provision of this Agreement, no right, grant, license, sub-license, covenant, release, or any other benefit provided under this Agreement shall extend now, or in the future, to the following Entities, their current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to that Entity’s products), regardless of any circumstance, including but not limited to whether any such Entity may be or become a successor or an Affiliate of Motorola or Digeo: [***]; provided, however, that the rights, grants, licenses, covenants, releases, or any other benefit provided under this Agreement to third parties shall extend to a Lawsuit Excluded Entity (i) with respect to Motorola or Digeo Products sold to a Lawsuit Excluded Entity after the Effective Date (but not as to any product of a Lawsuit Excluded Entity on or before the Effective Date) or (ii) as otherwise permitted in Sections 3.5(i),  3.5(iv) and 3.5(v) above.

(b) Notwithstanding anything to the contrary in any other provision of this Agreement, no right, grant, license, sub-license, covenant, release, or any other benefit provided under this Agreement shall extend now, or in the future, to the following Entities, their current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to that Entity’s products), regardless of any circumstance, including but not limited to whether any such Entity may be or become a successor or an Affiliate of Motorola or Digeo: [***]; provided, however, that the rights, grants, licenses, covenants, releases, or any other benefit provided under this Agreement to third parties shall extend to an Additional Excluded Entity (i) with respect to Motorola or Digeo Products or (ii) as otherwise permitted in Sections 3.5(i),  3.5(iv) and 3.5(v) above.

8.3           Jurisdiction and Choice of Law.  This Agreement shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  Any action brought to enforce the provisions of this Agreement shall be commenced in the United States District Court for the Western District of Texas.  The Parties agree to mediate in good faith prior to filing any enforcement action.

8.4           Entire Understanding.  This Agreement and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Agreement.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Agreement.

8.5           Execution of Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all executed counterparts together shall be deemed to be one and the same instrument.

8.6           Construed as Jointly Prepared.  This Agreement shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Agreement was drafted or prepared.

8.7           Invalidity.  If any provision of this Agreement is held invalid, illegal, or unenforceable, the remaining provisions shall not be affected.  The Parties shall consult and use their reasonable and best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for the invalid, illegal or unenforceable provision.

8.8           Notices.  All notices under this Agreement shall be in writing and delivered by facsimile transmission, overnight express mail, same or next day courier service, or by personal delivery to such Party at the address given below, or such other address as provided by a Party by written notice:

Forgent:

FAX:

with copy to:

FAX:

Motorola:

FAX:

with copy to:

FAX:

Digeo:

FAX:

with copy to:

FAX:

8.9           Headings.  The headings and captions used herein shall not be used to interpret or construe this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Agreement, have authorized and executed this Agreement on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April 25, 2007	By:

Motorola, Inc.

DATED: April 25, 2007	By:

Digeo, Inc.

DATED: April 25, 2007	By:

EXHIBIT A

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

AGREED MOTION TO DISMISS WITH PREJUDICE

Pursuant to Rule 41(a) and 41(c) of the Federal Rules of Civil Procedure and the terms of a separate agreement, Plaintiff Forgent Networks, Inc. (“Forgent”) and Defendants Motorola, Inc. and Digeo, Inc. (“Settling Defendants”) (collectively, the “Parties”) have agreed to settle, adjust and compromise all claims against each other in this case.  The Parties, therefore, move this Court to dismiss all claims by Forgent against Settling Defendants and all claims by Settling Defendants against Forgent with prejudice to the re-filing of same.

A proposed Order accompanies this motion.

AGREED:

ATTORNEYS FOR PLAINTIFF	ATTORNEYS FOR DEFENDANT

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

ORDER OF DISMISSAL WITH PREJUDICE

On this day, Plaintiff Forgent Networks, Inc. (“Forgent”) and Defendants Motorola, Inc. and Digeo, Inc. (“Settling Defendants”) announced to the Court that they have settled their respective claims for relief asserted against each other in this case and requested that the Court dismiss these claims. The Court, having considered this request, is of the opinion that their request for dismissal should be GRANTED.

IT IS THEREFORE ORDERED that all claims for relief asserted against Settling Defendants by Forgent and against Forgent by Settling Defendants are dismissed with prejudice to the re-filing of same.

Signed this            day of                             , 2007.

JUDGE

EXHIBIT B

[***] SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below) and [***] (hereinafter referred to as “[***]” and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***]

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***], and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to [***] except for the Additional Excluded Entity): [***]

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT C

[***] SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below) and [***] (hereinafter referred to as “[***]” and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***]

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***], and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to [***] except for the Additional Excluded Entity): [***]

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT D

[***]SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below) and [***] (hereinafter referred to as “[***]” and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***]

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***], and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to [***] except for the Additional Excluded Entity): [***]

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT E

[***] SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below) and [***] (hereinafter referred to as “[***]” and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***]

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***], and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to [***] except for the Additional Excluded Entity): [***]

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT F

[***] SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April 25, 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below), [***] (hereinafter referred to collectively as “[***]” and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***]

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***] and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, its agents, representatives, customers, distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their  respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to [***] except for the Additional Excluded Entity): [***]

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT G

INITIAL FORM 8-K ATTACHED

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April     , 2007

FORGENT NETWORKS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin, Texas 78746

(Address of principal executive offices and zip code)

(512) 437-2700

(Registrant’s telephone

number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 – Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement.

In July 2005, the Registrant initiated litigation against 15 companies for infringement of U.S. Patent No. 6,285,746 (the “ ‘746 patent”) in the United States District Court for the Eastern District of Texas (the “ ‘746 Litigation”), seeking injunctive relief against sales of infringing products and monetary damages, among other relief sought.  The ‘746 Litigation is described in Note 9 to the Consolidated Financial Statements and Part II, Item 1 of the Registrant’s Form 10-Q for the quarter ended January 31, 2007.

Effective April      , 2007, the Registrant has entered into settlement and license arrangements with nine of the defendants in the ‘746 Litigation: Cable One, Inc., Charter Communications, Inc.; Comcast Corporation; Comcast STB Software DVR, LLC; Coxcom, Inc.; Digeo, Inc.; Motorola, Inc.; Scientific-Atlanta, Inc.; and Time Warner Cable, Inc.  Under the arrangements, the Registrant granted the defendants a patent license and the defendants agreed to pay the Registrant a total of $20.0 million.  Additionally, all parties agreed to release all claims against each other and the Registrant has no future obligations related to this settlement.

The Registrant continues to monitor the progress of the ‘746 Litigation with respect to the remaining defendants and the United States Patent and Trademark Office’s re-examination of the ‘746 Patent.  The Registrant will vigorously defend the validity of its ‘746 Patent, as well as pursue any entities that violated its ‘746 Patent.  Resolution of some or all of these matters could materially affect the Registrant’s business, future results of operations, financial position or cash flows in a particular period.

Pursuant to Instruction B.4 to Form 8-K and applicable regulations and releases, copies of documents related to the foregoing matters reported under Item 1.01 will be filed as an exhibit or exhibits not later than the Registrant’s quarterly report on Form 10-Q applicable to the quarter ending April 30, 2007.  All summaries and descriptions of documents set forth above are qualified in their entirety by the documents themselves, filed as an exhibit or exhibits to a later report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGENT NETWORKS, INC.

Date: April , 2007	By:	/s/ Jay C. Peterson
Jay C. Peterson
Chief Financial Officer